Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
PROFITABILITY
Net income	$784	$1,058	$748	$767	$985
Net interest income	2,081	1,998	1,947	2,060	2,117
Noninterest income	1,541	1,592	1,570	1,578	1,638
Noninterest expense	2,105	2,257	2,184	2,229	2,138

Diluted earnings per common share:
Income from continuing operations	$0.86	$0.66	$0.76	$0.78	$0.97
Income from discontinued operations	-	0.44	0.01	0.01	0.01
Net income	0.86	1.10	0.77	0.79	0.98

Diluted weighted average number of common shares outstanding
(in thousands)	899,706	955,817	967,376	975,504	1,003,460
Net interest margin	2.79%	2.58%	2.53%	2.65%	2.75%
Dividends declared per common share	0.54	0.53	0.52	0.51	0.50
Book value per common share (period end)(1)	27.30	28.21	27.65	27.31	27.10
Return on average assets	0.95%	1.20%	0.86%	0.88%	1.15%
Return on average common equity	12.99	16.03	11.47	11.82	14.69
Efficiency ratio(2)(3)	58.13	62.87	62.09	61.27	56.95

ASSET QUALITY
Nonperforming assets(4) to total assets	1.02%	0.80%	0.69%	0.62%	0.59%
Allowance as a percentage of total loans held in portfolio	0.71	0.72	0.64	0.68	0.68

CREDIT PERFORMANCE
Provision for loan and lease losses	$234	$344	$166	$224	$82
Net charge-offs	183	136	154	116	105

CAPITAL ADEQUACY
Capital Ratios for WMI:
Tangible equity to total tangible assets(5)	5.78%	6.04%	5.86%	5.84%	5.75%
Total risk-based capital to total risk-weighted assets(6)	11.14	11.77	11.10	11.26	10.77
Tier 1 capital to average total assets(6)	5.87	6.35	6.28	6.24	6.13
Capital Ratios for WMB (well-capitalized minimum)(7):
Tier 1 capital to adjusted total assets (5.00%)	6.71	6.79	6.47	6.33	6.76
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	7.84	8.28	8.12	8.13	8.92
Total risk-based capital to total risk-weighted assets (10.00%)	11.89	12.16	11.30	11.39	11.82

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in porfolio	$222,617	$239,265	$242,165	$242,334	$232,505
Total interest-earning assets(2)	295,700	314,784	312,827	313,239	307,777
Total assets	331,905	353,056	349,542	348,664	343,660
Total deposits	210,764	214,801	208,912	200,252	191,034
Total stockholders' equity	24,407	26,700	26,147	25,958	26,825
Period-end balance sheet:
Total lons held in portfolio, net of allowance for loan and lease losses	215,481	223,330	240,215	241,840	238,362
Total assets	319,985	346,288	348,877	350,884	348,401
Total deposits	210,209	213,956	210,882	204,558	200,002
Total stockholders' equity	24,578	26,969	26,458	26,131	25,819
Common shares outstanding at the end of period (in thousands)(8)	888,111	944,479	945,098	962,880	958,819
Employees at end of period	49,693	49,824	51,056	56,247	60,381

_______________________
(1)	Excludes six million shares held in escrow.
(2)	Based on continuing operations.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(4)	Excludes nonaccrual loans held for sale.
(5)	Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets (except MSR) and the impact from the adoption and application of FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, as of December 31, 2006. Minority interests of $2.45 billion for March 31, 2007 and December 31, 2006, $1.96 billion for September 30, 2006 and June 30, 2006 and $1.97 billion for March 31, 2006 are included in the numerator.
(6)	The capital ratios are estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(7)	Capital ratios for Washington Mutual Bank ("WMB") at March 31, 2007 are preliminary.
(8)	Includes six million shares held in escrow.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Interest Income
Loans held for sale	$562	$515	$435	$395	$462
Loans held in portfolio	3,900	4,053	4,012	3,887	3,580
Available-for-sale securities	332	392	379	368	322
Trading assets	113	102	140	165	198
Other interest and dividend income	101	148	139	120	95
Total interest income	5,008	5,210	5,105	4,935	4,657
Interest Expense
Deposits	1,772	1,843	1,739	1,461	1,221
Borrowings	1,155	1,369	1,419	1,414	1,319
Total interest expense	2,927	3,212	3,158	2,875	2,540
Net interest income	2,081	1,998	1,947	2,060	2,117
Provision for loan and lease losses	234	344	166	224	82
Net interest income after provision for loan and lease losses	1,847	1,654	1,781	1,836	2,035
Noninterest Income
Revenue from sales and servicing of home mortgage loans	125	164	118	222	263
Revenue from sales and servicing of consumer loans	443	372	355	424	376
Depositor and other retail banking fees	665	692	655	641	578
Credit card fees	172	182	165	152	138
Securities fees and commissions	60	54	52	56	52
Insurance income	29	30	31	33	33
Trading assets income (loss)	(108)	(81)	68	(129)	(13)
Gain (loss) from sales of other available-for-sale securities	35	(1)	(1)	-	(7)
Other income	120	180	127	179	218
Total noninterest income	1,541	1,592	1,570	1,578	1,638
Noninterest Expense
Compensation and benefits	1,002	945	939	1,021	1,032
Occupancy and equipment	376	476	408	435	391
Telecommunications and outsourced information services	129	133	142	145	134
Depositor and other retail banking losses	61	64	57	51	56
Advertising and promotion	98	107	124	117	95
Professional fees	38	89	57	45	36
Other expense	401	443	457	415	394
Total noninterest expense	2,105	2,257	2,184	2,229	2,138
Minority interest expense	43	34	34	37	-
Income from continuing operations before income taxes	1,240	955	1,133	1,148	1,535
Income taxes	456	315	394	389	559
Income from continuing operations	784	640	739	759	976
Discontinued Operations(1)
Income from discontinued operations before income taxes	-	2	14	12	15
Gain on disposition of discontinued operations	-	667	-	-	-
Income taxes	-	251	5	4	6
Income from discontinued operations	-	418	9	8	9
Net Income	$784	$1,058	$748	$767	$985
Net Income Available to Common Stockholders	$777	$1,050	$748	$767	$985

Basic Earnings Per Common Share:
Income from continuing operations	$0.89	$0.68	$0.78	$0.80	$1.00
Income from discontinued operations	-	0.45	0.01	0.01	0.01
Net Income	0.89	1.13	0.79	0.81	1.01

Diluted Earnings Per Common Share:
Income from continuing operations	$0.86	$0.66	$0.76	$0.78	$0.97
Income from discontinued operations	-	0.44	0.01	0.01	0.01
Net Income	0.86	1.10	0.77	0.79	0.98

Dividends declared per common share	0.54	0.53	0.52	0.51	0.50
Basic weighted average number of common shares outstanding (in thousands)	874,816	931,484	941,898	947,023	973,614
Diluted weighted average number of common shares outstanding (in thousands)	899,706	955,817	967,376	975,504	1,003,460
_______________________
(1)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Assets
Cash and cash equivalents	$4,047	$6,948	$6,649	$6,675	$5,868
Federal funds sold and securities purchased under agreements to resell	8,279	3,743	5,102	4,112	3,995
Trading assets	5,290	4,434	5,391	7,445	9,958
Available-for-sale securities, total amortized cost of $22,921, $25,073, $29,136, $28,504, and $27,424:
Mortgage-backed securities	15,939	18,063	22,353	21,438	21,388
Investment securities	6,900	6,915	6,664	6,358	5,586
Total available-for-sale securities	22,839	24,978	29,017	27,796	26,974
Loans held for sale	26,874	44,970	23,720	23,342	25,020
Loans held in portfolio	217,021	224,960	241,765	243,503	240,004
Allowance for loan and lease losses	(1,540)	(1,630)	(1,550)	(1,663)	(1,642)
Total loans held in portfolio, net of allowance for loan and lease losses	215,481	223,330	240,215	241,840	238,362
Investment in Federal Home Loan Banks	2,230	2,705	3,013	3,500	4,200
Mortgage servicing rights	6,507	6,193	6,288	9,162	8,736
Goodwill	9,052	9,050	8,368	8,339	8,298
Other assets	19,386	19,937	21,114	18,673	16,990
Total assets	$319,985	$346,288	$348,877	$350,884	$348,401
Liabilities
Deposits:
Noninterest-bearing deposits	$34,367	$33,386	$34,667	$35,457	$36,531
Interest-bearing deposits	175,842	180,570	176,215	169,101	163,471
Total deposits	210,209	213,956	210,882	204,558	200,002
Federal funds purchased and commercial paper	563	4,778	5,282	6,138	6,841
Securities sold under agreements to repurchase	8,323	11,953	13,665	19,866	15,471
Advances from Federal Home Loan Banks	24,735	44,297	47,247	55,311	65,283
Other borrowings	39,430	32,852	33,883	27,995	24,872
Other liabilities	9,694	9,035	9,501	8,926	8,140
Minority interests	2,453	2,448	1,959	1,959	1,973
Total liabilities	295,407	319,319	322,419	324,753	322,582
Stockholders' equity
Preferred stock	492	492	492	-	-
Capital surplus - common stock	3,121	5,825	5,761	6,596	6,414
Accumulated other comprehensive loss	(268)	(287)	(180)	(599)	(448)
Retained earnings	21,233	20,939	20,385	20,134	19,853
Total stockholders' equity	24,578	26,969	26,458	26,131	25,819
Total liabilities and stockholders' equity	$319,985	$346,288	$348,877	$350,884	$348,401

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Stockholders' Equity Rollforward
Balance, beginning of period	$26,969	$26,458	$26,131	$25,819	$27,279
Net income	784	1,058	748	767	985
Cumulative effect from the adoption of new accounting pronouncements	(6) (1)	(157) (2)	-	-	35 (3)
Other comprehensive income (loss), net of income taxes	19	50	419	(151)	(219)
Cash dividends declared on common stock	(476)	(496)	(497)	(486)	(499)
Cash dividends declared on preferred stock	(7)	(8)	-	-	-
Common stock repurchased and retired(4)	(2,797)	-	(930)	-	(2,108)
Common stock issued	92	64	95	182	346
Preferred stock issued	-	-	492	-	-
Balance, end of period	$24,578	$26,969	$26,458	$26,131	$25,819

(1)	As of January 1, 2007, the Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes.
(2)
On December 31, 2006, the Company adopted Statement of Financial Accounting Standards ("Statement") No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans. Statement No. 158 requires an entity to recognize the overfunded or underfunded status of its defined benefit postretirement plans as an asset or liability in its statement of financial condition and to recognize changes, through comprehensive income, in that funded status in the year in which the changes occur. The cumulative effects, net of income taxes, resulted in a $274 million decrease to December 31, 2006 other assets and a $117 million decrease to December 31, 2006 other liabilities.

(3)
As of January 1, 2006, the Company adopted Statement No. 156, Accounting for Servicing of Financial Assets. Statement No. 156 permits an entity to choose either to continue the practice of amortizing servicing assets and assess such assets for impairment, or to report servicing assets at fair value. The Company has elected to report its mortgage servicing assets at fair value. Statement No. 156 also permits the one-time transfer of available-for-sale securities being utilized as MSR risk management instruments to trading securities. The cumulative effects, net of income taxes, resulted in a $29 million increase to January 1, 2006 retained earnings from the MSR fair value election and a $6 million increase to January 1, 2006 accumulated other comprehensive income from the transfer of AFS securities, designated as MSR risk management instruments, to the trading portfolio.

(4)
The Company repurchased 61.4 million, 1.7 million, 18.8 million, zero and 47.0 million shares of its common stock in the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006. At March 31, 2007, the total remaining common stock repurchase authority was 68.2 million shares.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,275	$1,239	$1,260	$1,323	$1,347
Provision for loan and lease losses	62	47	53	13	54
Noninterest income	751	774	738	732	670
Inter-segment revenue	22	17	17	16	13
Noninterest expense	1,075	1,102	1,079	1,109	1,088
Income from continuing operations before income taxes	911	881	883	949	888
Income taxes	342	336	337	363	340
Income from continuing operations	569	545	546	586	548
Income from discontinued operations	-	12	9	8	9
Net income	$569	$557	$555	$594	$557
Performance and other data:
Efficiency ratio	52.50%	54.29%	53.55%	53.53%	53.61%
Average loans	$155,206	$172,029	$180,829	$182,891	$173,852
Average assets	165,047	182,256	191,288	193,246	184,147
Average deposits:
Checking deposits:
Noninterest bearing	22,331	21,873	21,440	21,418	20,344
Interest bearing	31,739	33,010	34,792	37,518	40,343
Total checking deposits	54,070	54,883	56,232	58,936	60,687
Savings and money market deposits	43,103	41,442	38,317	38,143	37,433
Time deposits	46,857	47,188	45,405	41,724	40,940
Average deposits	144,030	143,513	139,954	138,803	139,060
Loan volume	8,492	7,966	9,006	10,488	7,255
Employees at end of period	27,873	27,664	28,034	31,426	32,863
CARD SERVICES GROUP
Managed basis(1)
Condensed income statement:
Net interest income	$653	$664	$633	$615	$619
Provision for loan and lease losses	388	555	345	417	330
Noninterest income	474	451	343	389	344
Inter-segment expense	4	2	2	1	-
Noninterest expense	325	316	294	293	298
Income before income taxes	410	242	335	293	335
Income taxes	154	93	128	112	128
Net income	$256	$149	$207	$181	$207
Performance and other data:
Efficiency ratio	28.96%	28.41%	30.16%	29.19%	30.95%
Average loans	$23,604	$22,875	$21,706	$20,474	$20,086
Average assets	26,039	25,472	24,236	23,044	22,764
Employees at end of period	2,646	2,676	2,731	2,597	2,871
Securitization adjustments
Condensed income statement:
Net interest income	$(414)	$(437)	$(411)	$(405)	$(432)
Provision for loan and lease losses	(282)	(280)	(220)	(217)	(225)
Noninterest income	132	157	191	188	207
Performance and other data:
Average loans	(12,507)	(12,811)	(12,169)	(11,565)	(12,107)
Average assets	(10,961)	(11,035)	(10,330)	(9,753)	(10,219)
Adjusted basis
Condensed income statement:
Net interest income	$239	$227	$222	$210	$187
Provision for loan and lease losses	106	275	125	200	105
Noninterest income	606	608	534	577	551
Inter-segment expenses	4	2	2	1	-
Noninterest expense	325	316	294	293	298
Income before income taxes	410	242	335	293	335
Income taxes	154	93	128	112	128
Net income	$256	$149	$207	$181	$207
Performance and other data:
Average loans	$11,097	$10,064	$9,537	$8,909	$7,979
Average assets	15,078	14,437	13,906	13,291	12,545

(This table is continued on "WM-6.")

(1)
The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. The managed basis presentation of the Card Services Group is derived by adjusting the GAAP financial information to add back securitized loan balances and the related interest, fee income and provision for credit losses. Such adjustments are eliminated as securitization adjustments when reporting GAAP results.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
(This table is continued from "WM-5.")	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
COMMERCIAL GROUP
Condensed income statement:
Net interest income	$200	$189	$159	$166	$163
Provision (reversal of reserve) for loan and lease losses	(10)	(69)	(2)	(10)	-
Noninterest income	14	40	25	17	12
Noninterest expense	74	72	60	57	67
Income before income taxes	150	226	126	136	108
Income taxes	56	86	48	52	41
Net income	$94	$140	$78	$84	$67
Performance and other data:
Efficiency ratio	34.52%	31.49%	32.21%	31.28%	38.47%
Average loans	$38,641	$37,552	$32,414	$31,505	$31,011
Average assets	41,001	40,216	34,560	33,709	33,334
Average deposits	3,762	3,609	2,323	2,242	2,259
Loan volume	3,671	4,019	3,104	2,961	2,769
Employees at end of period	1,351	1,409	1,242	1,252	1,326
HOME LOANS GROUP
Condensed income statement:
Net interest income	$245	$273	$276	$290	$338
Provision for loan and lease losses	49	47	84	38	21
Noninterest income	162	126	314	461	401
Inter-segment expense	18	15	15	15	13
Noninterest expense	521	534	528	617	621
Income (loss) before income taxes	(181)	(197)	(37)	81	84
Income taxes (benefit)	(68)	(75)	(14)	31	32
Net income (loss)	$(113)	$(122)	$(23)	$50	$52
Performance and other data:
Efficiency ratio	133.90%	138.93%	92.00%	83.80%	85.62%
Average loans	$53,254	$51,048	$45,407	$43,988	$49,913
Average assets	71,381	71,512	70,565	70,958	78,163
Average deposits	16,767	19,788	20,659	20,124	16,532
Loan volume	29,645	34,897	37,200	41,364	44,998
Employees at end of period	13,025	13,025	13,936	15,560	17,653
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(15)	$(64)	$(107)	$(60)	$(44)
Provision (reversal of reserve) for loan and lease losses	27	44	(94)	(17)	(98)
Noninterest income (expense)	81	142	75	(88)	150
Noninterest expense	110	233	223	153	64
Minority interest expense	43	34	34	37	-
Income (loss) from continuing operations before income taxes	(114)	(233)	(195)	(321)	140
Income taxes (benefit)	(71)	(103)	(90)	(129)	33
Income (loss) from continuing operations	(43)	(130)	(105)	(192)	107
Income from discontinued operations	-	406	-	-	-
Net income (loss)	$(43)	$276	$(105)	$(192)	$107
Performance and other data:
Average loans	$1,345	$1,294	$1,245	$1,178	$1,142
Average assets	40,877	46,208	40,823	39,061	37,042
Average deposits	46,205	47,891	45,976	39,083	33,183
Loan volume	107	144	58	82	24
Employees at end of period	4,798	5,050	5,113	5,412	5,668

(This table is continued on "WM-7.")

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
(This table is continued from "WM-6.")	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(1)	$137	$134	$137	$131	$126
Noninterest income (expense)(2)	(73)	(98)	(116)	(121)	(146)
Income (loss) before income taxes	64	36	21	10	(20)
Income taxes (benefit)(3)	43	(22)	(15)	(40)	(15)
Net income (loss)	$21	$58	$36	$50	$(5)
Performance and other data:
Average loans(4)	$(1,479)	$(1,573)	$(1,600)	$(1,601)	$(1,571)
Average assets(4)	(1,479)	(1,573)	(1,600)	(1,601)	(1,571)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,081	$1,998	$1,947	$2,060	$2,117
Provision for loan and lease losses	234	344	166	224	82
Noninterest income	1,541	1,592	1,570	1,578	1,638
Noninterest expense	2,105	2,257	2,184	2,229	2,138
Minority interest expense	43	34	34	37	-
Income from continuing operations before income taxes	1,240	955	1,133	1,148	1,535
Income taxes	456	315	394	389	559
Income from continuing operations	784	640	739	759	976
Income from discontinued operations	-	418	9	8	9
Net income	$784	$1,058	$748	$767	$985
Performance and other data:
Efficiency ratio	58.13%	62.87%	62.09%	61.27%	56.95%
Average loans	258,064	270,414	267,832	266,870	262,326
Average assets	331,905	353,056	349,542	348,664	343,660
Average deposits	210,764	214,801	208,912	200,252	191,034
Loan volume	41,915	47,026	49,368	54,895	55,046
Employees at end of period	49,693	49,824	51,056	56,247	60,381

__________________________

(1)
Represents the difference between mortgage loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income. For management reporting purposes, certain mortgage loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(2)
Represents the difference between gain from mortgage loans recorded by the Home Loans Group and gain from mortgage loans recognized in the Company's Consolidated Statements of Income. A substantial amount of loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(3)	Represents the tax effect of reconciling adjustments.
(4)	Represents the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized upon transfer of portfolio loans from the Home Loans Group.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31, 2007			Dec. 31, 2006			Mar. 31, 2006
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets(1):
Federal funds sold and securities purchased under
agreements to resell	$3,930	5.39%	$52	$5,597	5.33%	$76	$3,754	4.62%	$43
Trading assets	5,594	8.10	113	4,855	8.39	102	11,692	6.80	198
Available-for-sale securities(2):
Mortgage-backed securities	17,887	5.47	245	21,661	5.58	302	20,144	5.29	266
Investment securities	6,753	5.17	87	6,952	5.15	90	4,845	4.62	56
Loans held for sale	35,447	6.37	562	31,149	6.59	515	29,821	6.20	462
Loans held in portfolio:
Loans secured by real estate:
Home loans(3)(4)	97,365	6.45	1,570	114,645	6.04	1,729	117,720	5.58	1,643
Home equity loans and lines of credit(4)	53,014	7.56	989	52,850	7.54	1,004	51,320	6.96	883
Subprime mortgage channel(5)	20,612	6.67	344	20,982	6.81	357	19,967	5.95	296
Home construction(6)	2,061	6.55	34	2,060	6.62	34	2,059	6.34	33
Multi-family	29,826	6.57	490	30,348	6.52	494	25,758	5.92	382
Other real estate	6,763	7.03	117	6,732	6.88	118	5,157	6.84	88
Total loans secured by real estate	209,641	6.79	3,544	227,617	6.55	3,736	221,981	6.01	3,325
Consumer:
Credit card	10,904	11.57	311	9,597	11.28	273	7,808	10.74	206
Other	267	12.96	9	280	12.54	9	622	11.03	17
Commercial	1,805	7.95	36	1,771	7.72	35	2,094	6.19	32
Total loans held in portfolio	222,617	7.04	3,900	239,265	6.76	4,053	232,505	6.18	3,580
Other	3,472	5.77	49	5,305	5.35	72	5,016	4.17	52
Total interest-earning assets	295,700	6.81	5,008	314,784	6.60	5,210	307,777	6.07	4,657
Noninterest-earning assets:
Mortgage servicing rights	6,304			6,230			8,260
Goodwill	9,054			9,011			8,298
Other assets(7)	20,847			23,031			19,325
Total assets	$331,905			$353,056			$343,660
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$31,821	2.63	206	$33,098	2.78	232	$40,436	2.29	228
Savings and money market deposits	54,862	3.27	443	53,314	3.34	449	44,816	2.38	263
Time deposits	91,631	4.97	1,123	93,415	4.90	1,162	73,182	4.02	730
Total interest-bearing deposits	178,314	4.03	1,772	179,827	4.05	1,843	158,434	3.11	1,221
Federal funds purchased and commercial paper	3,846	5.48	52	6,781	5.40	93	7,463	4.46	83
Securities sold under agreements to repurchase	12,098	5.48	164	12,177	5.43	169	15,280	4.46	170
Advances from Federal Home Loan Banks	36,051	5.38	478	46,005	5.31	625	66,995	4.46	746
Other	32,808	5.67	461	34,420	5.54	482	26,636	4.81	320
Total interest-bearing liabilities	263,117	4.51	2,927	279,210	4.53	3,212	274,808	3.72	2,540
Noninterest-bearing sources:
Noninterest-bearing deposits	32,450			34,974			32,600
Other liabilities(8)	9,482			10,111			8,875
Minority interests	2,449			2,061			552
Stockholders' equity	24,407			26,700			26,825
Total liabilities and stockholders' equity	$331,905			$353,056			$343,660
Net interest spread and net interest income		2.30	$2,081		2.07	$1,998		2.35	$2,117
Impact of noninterest-bearing sources		0.49			0.51			0.40
Net interest margin		2.79			2.58			2.75

_______________________________

(1)	Nonaccrual assets and related income, if any, are included in their respective categories.
(2)	The average balance and yield are based on average amortized cost balances.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $361 million, $333 million and $194 million for the three months ended March 31, 2007, December 31, 2006 and March 31, 2006.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in its investment portfolio.
(6)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(7)	Includes assets of discontinued operations for the three months ended December 31, 2006 and March 31, 2006.
(8)	Includes liabilities of discontinued operations for the three months ended December 31, 2006 and March 31, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Dec. 31, 2006	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	to Mar. 31, 2007	2007	2006	2006	2006	2006
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$1,562	$24,400	$22,838	$22,466	$22,450	$22,378
Interest bearing	(1,200)	31,523	32,723	33,761	35,958	39,289
Total checking deposits	362	55,923	55,561	56,227	58,408	61,667
Savings and money market deposits	2,115	44,058	41,943	39,481	37,664	38,197
Time deposits(1)	441	47,262	46,821	47,361	43,685	41,534
Total retail deposits	2,918	147,243	144,325	143,069	139,757	141,398
Commercial business and other deposits	2,566	17,741	15,175	15,831	15,625	14,559
Brokered deposits:
Consumer	(3,304)	18,995	22,299	22,430	14,316	8,111
Institutional	(5,083)	17,256	22,339	18,236	22,708	23,166
Custodial and escrow deposits(2)	(844)	8,974	9,818	11,316	12,152	12,768
Total deposits	$(3,747)	$210,209	$213,956	$210,882	$204,558	$200,002

(1)	Weighted average remaining maturity of time deposits was 9 months at March 31, 2007 and December 31, 2006 and 10 months at September 30, 2006, June 30, 2006 and March 31, 2006.
(2)	Substantially all custodial and escrow deposits are reported as noninterest-bearing checking deposits.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Retail Deposit Accounts (number of accounts)
Noninterest bearing checking	9,983,313	9,611,706	9,403,072	9,063,458	8,630,646
Interest bearing checking	1,459,534	1,503,365	1,532,215	1,564,396	1,593,018
Savings and money market	6,708,784	6,525,772	6,379,068	6,161,187	5,929,653
Total transaction accounts, end of period(1)	18,151,631	17,640,843	17,314,355	16,789,041	16,153,317

Net change in noninterest bearing checking accounts	371,607	208,634	339,614	432,812	331,615
Net change in checking accounts	327,776	179,784	307,433	404,190	340,157

(1)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Mar. 31,	Dec. 31,		Sept. 30,	June 30,	Mar. 31,
	2007	2006		2006	2006	2006
Retail Banking Stores
Stores, beginning of period	2,225	2,225		2,201	2,168	2,140
Stores opened during the quarter	6	81	(1)	25	35	29
Stores closed during the quarter	(3)	(81)		(1)	(2)	(1)
Stores, end of period	2,228	2,225		2,225	2,201	2,168

(1)	Includes 26 retail banking stores acquired through the merger with Commercial Capital Bancorp.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$7,552	$9,487	$11,601	$12,728	$8,777
Other ARMs	36	13	42	387	2,943
Total short-term adjustable-rate loans	7,588	9,500	11,643	13,115	11,720
Medium-term adjustable-rate loans(2)	13,131	17,323	16,707	16,041	14,865
Fixed-rate loans	8,521	7,351	8,818	13,695	17,605
Total home loan volume	29,240	34,174	37,168	42,851	44,190
Home equity loans and lines of credit	8,319	8,098	8,498	8,251	7,306
Home construction(3)	298	298	269	421	493
Multi-family	2,663	2,977	2,186	2,230	2,034
Other real estate	1,080	1,182	983	787	716
Total loans secured by real estate(4)	41,600	46,729	49,104	54,540	54,739
Consumer(5)	26	23	26	36	49
Commercial	289	274	238	319	258
Total loan volume	$41,915	$47,026	$49,368	$54,895	$55,046
Loan Volume by Channel
Retail	$22,670	$24,426	$22,239	$23,709	$22,580
Wholesale	13,028	16,002	14,964	14,798	16,722
Purchased	6,217	6,398	11,560	12,033	7,318
Correspondent	-	200	605	4,355	8,426
Total loan volume by channel	$41,915	$47,026	$49,368	$54,895	$55,046
Refinancing Activity(6)
Home loan refinancing	$21,874	$25,060	$23,993	$26,667	$26,871
Home equity loans and lines of credit and consumer	537	599	689	161	215
Home construction loans	276	283	254	379	393
Multi-family and other real estate	257	1,254	763	799	774
Total refinancing	$22,944	$27,196	$25,699	$28,006	$28,253

(1)	Short-term is defined as adjustable-rate loans that reprice within one year.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Includes mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name of $3.48 billion, $6.07 billion, $9.40 billion, $8.20 billion and $7.09 billion for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006.

(5)	Excludes credit card loan volume.
(6)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Dec. 31, 2006	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	to Mar. 31, 2007	2007	2006	2006	2006	2006
Loans Held in Portfolio
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(5,427)	$58,130	$63,557	$67,142	$69,224	$71,153
Other ARMs	(1,590)	13,501	15,091	16,375	15,021	14,797
Total short-term adjustable-rate loans	(7,017)	71,631	78,648	83,517	84,245	85,950
Medium-term adjustable-rate loans(3)	150	29,924	29,774	47,740	52,032	49,391
Fixed-rate loans	(276)	9,506	9,782	9,928	9,424	8,660
Total home loans	(7,143)	111,061	118,204	141,185	145,701	144,001
Home equity loans and lines of credit	1,199	56,123	54,924	54,364	52,981	51,872
Home construction(4)	(11)	2,071	2,082	2,077	2,082	2,095
Multi-family	(646)	29,515	30,161	27,407	26,749	26,151
Other real estate	(17)	6,728	6,745	5,869	5,537	5,353
Total loans secured by real estate(5)	(6,618)	205,498	212,116	230,902	233,050	229,472
Consumer:
Credit card	(1,371)	9,490	10,861	8,807	8,451	7,906
Other	(15)	261	276	281	287	602
Commercial	65	1,772	1,707	1,775	1,715	2,024
Total loans held in portfolio(6)	(7,939)	217,021	224,960	241,765	243,503	240,004
Less: allowance for loan and lease losses	90	(1,540)	(1,630)	(1,550)	(1,663)	(1,642)
Total net loans held in portfolio	$(7,849)	$215,481	$223,330	$240,215	$241,840	$238,362

(1)	Short-term is defined as adjustable-rate loans that reprice within one year.
(2)
The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $1.12 billion, $888 million, $681 million, $474 million and $298 million at March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006.

(3)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Includes subprime mortgage channel loans, comprising mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in its investment portfolio as follows:

Subprime Mortgage Channel	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Home loans	$17,610	$18,725	$20,083	$20,498	$20,238
Home equity loans and lines of credit	2,749	2,042	1,522	424	12
Total	$20,359	$20,767	$21,605	$20,922	$20,250

(6)
Includes net unamortized deferred loan origination costs of $1.43 billion, $1.48 billion, $1.61 billion, $1.62 billion and $1.61 billion at March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Dec. 31, 2006	Mar. 31,	Coupon	Dec. 31,	Coupon	Mar. 31,	Coupon
	to Mar. 31, 2007	2007	Rate	2006	Rate	2006	Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(5,427)	$58,130	7.74%	$63,557	7.44%	$70,169	6.34%
Other ARMs	(1,590)	13,501	7.25	15,091	7.17	15,781	6.64
Total short-term adjustable-rate loans	(7,017)	71,631	7.65	78,648	7.39	85,950	6.39
Medium-term adjustable-rate loans(2)	150	29,924	5.86	29,774	5.77	49,391	5.61
Fixed-rate loans	(276)	9,506	6.68	9,782	6.65	8,660	6.54
Total home loans held in portfolio	(7,143)	111,061	7.08	118,204	6.92	144,001	6.13
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	(359)	33,854	8.45	34,213	8.40	37,181	7.79
Fixed-rate loans	1,558	22,269	7.62	20,711	7.45	14,691	6.69
Total home equity loans and lines of credit	1,199	56,123	8.12	54,924	8.04	51,872	7.48
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(791)	8,373	7.29	9,164	7.18	9,506	6.13
Other ARMs	306	7,779	7.01	7,473	7.12	6,280	6.27
Total short-term adjustable-rate loans	(485)	16,152	7.15	16,637	7.15	15,786	6.19
Medium-term adjustable-rate loans(2)	(212)	11,545	5.78	11,757	5.68	8,791	5.35
Fixed-rate loans	51	1,818	6.39	1,767	6.44	1,574	6.51
Total multi-family loans held in portfolio	(646)	29,515	6.57	30,161	6.54	26,151	5.93
Total selected loans held in portfolio secured by real estate(3)	(6,590)	196,699	7.30	203,289	7.17	222,024	6.42
Loans held for sale(4)	(18,330)	26,394	6.44	44,724	6.32	24,843	6.53
MBS(5):
Short-term adjustable-rate MBS(1)	(93)	5,963	5.71	6,056	5.68	8,763	5.13
Medium-term adjustable-rate MBS(2)	(6)	2,453	5.09	2,459	5.08	4,020	4.93
Fixed-rate MBS	(2,025)	7,523	5.25	9,548	5.27	8,605	5.21
Total MBS(6)	(2,124)	15,939	5.40	18,063	5.38	21,388	5.13
Total selected loans secured by real estate and MBS	$(27,044)	$239,032	7.08	$266,076	6.90	$268,255	6.33

(1)	Short-term is defined as adjustable-rate loans and MBS that reprice within one year.
(2)	Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.
(3)
At March 31, 2007, December 31, 2006, and March 31, 2006, adjustable-rate loans with lifetime caps were $162.24 billion, $169.60 billion, and $193.55 billion with a lifetime weighted average cap rate of 12.31%, 12.29% and 12.16%.

(4)	Excludes credit card and student loans.
(5)	Includes only those securities designated as available-for-sale. Excludes principal-only strips and interest-only strips.
(6)
At March 31, 2007, December 31, 2006, and March 31, 2006, the par value of adjustable-rate MBS with lifetime caps were $8.16 billion, $8.17 billion and $12.92 billion with a lifetime weighted average cap rate of 10.55%, 10.54% and 10.36%.

Dec. 31, 2006
to Mar. 31, 2007
Rollforward of Loans Held for Sale
Balance, beginning of period	$44,970
Mortgage loans originated, purchased and transferred from held in portfolio	30,057
Mortgage loans transferred to held in portfolio	(1,753)
Mortgage loans sold and other(1)	(46,635)
Net change in consumer loans held for sale	235
Balance, end of period	$26,874

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$118,204
Loans originated, purchased and transferred from held for sale	17,007
Loan payments, transferred to held for sale and other	(24,150)
Balance, end of period	$111,061

(1)	The unpaid principal balance ("UPB") of home loans sold was $45.25 billion for the three months ended March 31, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(1):
Gain from home mortgage loans and originated mortgage-backed securities	$149	$64	$206	$190	$166
Revaluation gain (loss) from derivatives economically hedging loans held for sale	(54)	91	(87)	61	43
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	95	155	119	251	209
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(2)	514	497	525	586	572
Change in MSR fair value due to payments on loans and other	(356)	(375)	(410)	(460)	(409)
Net mortgage loan servicing revenue	158	122	115	126	163
Change in MSR fair value due to valuation inputs or assumptions	(96)	(80)	(469)	435	413
Revaluation gain (loss) from derivatives economically hedging MSR	(32)	(33)	353	(433)	(522)
Adjustment to MSR fair value for MSR sale	-	-	-	(157)	-
Home mortgage loan servicing revenue (expense), net of MSR valuation
changes and derivative risk management instruments	30	9	(1)	(29)	54
Total revenue from sales and servicing of home mortgage loans	$125	$164	$118	$222	$263

(1)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(2)
Includes contractualy specified servicing fees, late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors and that which is collected from borrowers upon payoff).

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
MSR Valuation and Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions	$(96)	$(80)	$(469)	$435	$413
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	(32)	(33)	353	(433)	(522)
Revaluation gain (loss) from certain trading securities	4	(5)	39	(47)	(42)
Loss from certain available-for-sale securities	-	-	(1)	-	-
Total gain (loss) on MSR risk management instruments	(28)	(38)	391	(480)	(564)
Total changes in MSR valuation and risk management	$(124)	$(118)	$(78)	$(45)	$(151)

(1)	Excludes $157 million downward adjustment to MSR fair value recognized in the three months ended June 30, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Rollforward of Mortgage Servicing Rights(1)
Balance, beginning of period	$6,193	$6,288	$9,162	$8,736	$8,041
Home loans:
Additions	760	357	533	607	633
Change in MSR fair value due to payments on loans and other	(356)	(375)	(410)	(460)	(409)
Change in MSR fair value due to valuation inputs or
assumptions	(96)	(80)	(469)	435	413
Adjustment to MSR fair value for MSR sale	-	-	-	(157)	-
Fair value basis adjustment(2)	-	-	-	-	57
Sale of MSR	-	1	(2,527)	-	-
Net change in commercial real estate MSR	6	2	(1)	1	1
Balance, end of period	$6,507	$6,193	$6,288	$9,162	$8,736
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$444,696	$439,208	$570,352	$569,501	$563,208
Home loans:
Additions	44,526	25,833	29,899	30,949	35,026
Sale of servicing	24	-	(141,842)	(9)	-
Loan payments and other	(22,469)	(20,744)	(19,288)	(30,368)	(29,063)
Net change in commercial real estate loans	1,005	399	87	279	330
Balance, end of period	$467,782	$444,696	$439,208	$570,352	$569,501

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Total Servicing Portfolio
Mortgage loans serviced for others	$467,782	$444,696	$439,208	$570,352	$569,501
Consumer loans serviced for others	13,645	12,415	13,112	12,644	12,194
Servicing on retained MBS without MSR	1,082	1,140	1,199	1,262	1,334
Servicing on owned loans	226,217	251,766	245,925	247,489	245,469
Subservicing portfolio	465	84,797	137,089	552	588
Total servicing portfolio	$709,191	$794,814	$836,533	$832,299	$829,086

	March 31, 2007
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Agency	$247,330	31
Private	186,931	55
Subprime mortgage channel-home	33,521	51
Total mortgage loans serviced for others(3)	$467,782	42

(1)	MSR as a percentage of mortgage loans serviced for others was 1.39%, 1.39%, 1.43%, 1.61% and 1.53% at March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006.
(2)
Pursuant to the adoption of Statement No. 156 on January 1, 2006, the Company applied the fair value method of accounting to its mortgage servicing assets. The valuation allowance of $914 million was written off against the recorded value of the MSR, and the $57 million difference between the net carrying value and fair value of the MSR was recorded as an increase to the basis of the Company's mortgage servicing rights.

(3)	Weighted average coupon rate was 6.30% at March 31, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,630	$1,550	$1,663	$1,642	$1,695
Allowance transferred to loans held for sale	(148)	(158)	(125)	(87)	(30)
Allowance acquired through business combinations/other	7	30	-	-	-
Provision for loan and lease losses	234	344	166	224	82
	1,723	1,766	1,704	1,779	1,747
Loans charged off:
Loans secured by real estate:
Home loans(1)	(35)	(16)	(12)	(11)	(12)
Home equity loans and lines of credit(1)	(29)	(13)	(8)	(6)	(4)
Subprime mortgage channel(2)	(40)	(52)	(47)	(21)	(20)
Home construction(3)	-	(4)	(3)	-	-
Other real estate	-	(1)	(2)	-	(3)
Total loans secured by real estate	(104)	(86)	(72)	(38)	(39)
Consumer:
Credit card	(96)	(68)	(98)	(94)	(63)
Other	(3)	(3)	(3)	(6)	(7)
Commercial	(9)	(9)	(6)	(4)	(8)
Total loans charged off	(212)	(166)	(179)	(142)	(117)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans(1)	1	-	-	1	-
Home equity loans and lines of credit(1)	3	2	2	3	1
Subprime mortgage channel(2)	1	4	-	1	1
Multi-family	-	-	-	1	-
Other real estate	-	-	-	1	1
Total loans secured by real estate	5	6	2	7	3
Consumer:
Credit card	16	18	16	15	4
Other	6	3	4	3	4
Commercial	2	3	3	1	1
Total recoveries of loans previously charged off	29	30	25	26	12
Net charge-offs	(183)	(136)	(154)	(116)	(105)
Balance, end of quarter	$1,540	$1,630	$1,550	$1,663	$1,642

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.33%	0.23%	0.26%	0.19%	0.18%
Allowance as a percentage of total loans held in portfolio	0.71	0.72	0.64	0.68	0.68

(1)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(2)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in its investment portfolio.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1)(2):
Loans secured by real estate:
Home loans(3)	$690	$640	$568	$512	$490
Home equity loans and lines of credit(3)	297	231	162	103	91
Subprime mortgage channel (4)	1,503	1,283	1,121	1,092	1,013
Home construction(5)	41	27	35	31	15
Multi-family	60	46	31	19	21
Other real estate	52	51	53	56	69
Total nonaccrual loans secured by real estate	2,643	2,278	1,970	1,813	1,699
Consumer	1	1	1	1	6
Commercial	28	16	16	16	26
Total nonaccrual loans held in portfolio	2,672	2,295	1,987	1,830	1,731
Foreclosed assets(6)	587	480	405	330	309
Total nonperforming assets	$3,259	$2,775	$2,392	$2,160	$2,040
As a percentage of total assets	1.02%	0.80%	0.69%	0.62%	0.59%
Restructured loans	$16	$18	$19	$20	$21
Total nonperforming assets and restructured loans	$3,275	$2,793	$2,411	$2,180	$2,061

(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $195 million, $185 million, $129 million, $122 million, and $201 million at March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006, and March 31, 2006. Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)
Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(4)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in its investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)
Forclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $72 million, $99 million, $129 million, $142 million, and $167 million at March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006, and March 31, 2006 have been excluded. These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”).